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                                                                  Exhibit 10.215

                        LOAN PROCEEDS HOLDBACK AGREEMENT

     This Loan Proceeds Holdback Agreement (the "Agreement") is dated as of June 30, 2004, by and between NEWMAN DEVELOPMENT GROUP OF GILROY, L.L.C., a California limited liability company ("Borrower") and IWEST GILROY, L.L.C., a Delaware limited liability company ("Lender").

                              W I T N E S S E T H:

     WHEREAS, Lender issued a loan commitment to Borrower dated June 30, 2004 (the "Commitment"), relating to a loan for $22,000,000.00 (the "Loan") to Borrower, which Commitment was accepted by Borrower; and

     WHEREAS, Borrower has executed and delivered to Lender, among other documents and things, an Installment Note of even date herewith in the principal sum of $22,000,000.00 (the "Note") which is secured by, among other things, a First Deed of Trust and Security Agreement (the "Mortgage") on certain real property and improvements located in Gilroy, California, and more particularly described on Exhibit A, attached hereto, and incorporated herein by reference (the "Project"); and

     WHEREAS, pursuant to the terms of the Commitment, Lender shall hold back the amount of $6,667,094 ("Holdback") from the proceeds of the Loan and which shall be disbursed as the Project is leased as more particularly described herein.

     NOW, THEREFORE, for $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to further induce Lender to make and disburse the proceeds of the Loan to Borrower, Borrower and Lender agree as follows:

     1. INCORPORATION OF RECITALS. The Recitals hereinabove set forth are by this reference incorporated herein.

     2.   CONDITIONS FOR RELEASE AND USE OF HOLDBACK.

          A. So long as there is no default under the Note or under the Mortgage or Other Loan Documents, as defined in the Note, and no material adverse change has occurred in the financial condition of the Borrower or any guarantor of the Loan, as reasonably determined by Lender, the Holdback will be disbursed on the terms stated herein. Portions of the Holdback will be disbursed by Lender no sooner than ten (10) business days after the date on which Lender has received all items required to be delivered to it pursuant to this Agreement.

          B. Each request for a draw, except for final draw, shall be in the minimum amount of TEN THOUSAND AND 00/100 Dollars ($10,000.00). Lender shall not be obligated to advance funds pursuant to a draw request more than once per calendar month. Draw requests will be for one (1) of three

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               (3) categories, as set forth below, and will be funded if the loan is not in default and Lender has received, in form and content reasonably acceptable to Lender, an endorsement to Lender's Title Policy extending the date thereof through and inclusive of the date of disbursement, without change to the condition of or exceptions to title, and further insuring the continued priority of Lender's Mortgage as an encumbrance superior in continued priority to all lien claims for labor, services or materials related to the work at the Project and Lender has received the following (depending on the category of the draw request):

               1. LNT INITIAL DISBURSEMENT. Lender shall make an initial disbursement of $3,000,000.00 with respect to the tenancy of Linens N Things ("LNT Initial Disbursement"). The LNT Initial Disbursement shall be subject to the conditions set forth in this Agreement and shall be disbursed after (i) the commencement of the payment of rent, operating expenses and other applicable pass throughs, by LNT pursuant to the terms of the lease between Borrower and LNT as previously approved by Lender in writing, and (ii) LNT shall have executed and delivered to Lender an estoppel certificate and subordination, non-disturbance and attornment agreement each in form and substance acceptable to Lender in Lender's sole discretion.

               2. LNT FINAL DISBURSEMENT. Lender shall make a final disbursement of $1,911,069.00 with respect to the LNT premises. The LNT Final Disbursement shall be disbursed after each of the Occupancy Conditions (as defined below) have been satisfied with respect to the LNT premises.

               3. PERIODIC DISBURSEMENTS. Lender shall make periodic disbursements ("Periodic Disbursements") in amounts equal to ninety percent (90%) of the quotient obtained by dividing the annual base rent payable by tenants under applicable leases which have satisfied each of the Occupancy Conditions (as of the date of the request for such Periodic Disbursement) by the Base Rent Divider.

     As used herein, "Occupancy Conditions" are as follows: (i) a fully executed lease with a tenant in form and substance acceptable to Lender in Lender's sole discretion, and (ii) the tenant is open for business to the public with a fully-stocked store, and (iii) the tenant is paying full rent and reimbursements, and (iv) all the leasing commissions and tenant improvement allowances have been paid, and (v) a certificate of occupancy or its equivalent has been issued by the local governmental authorities for such tenant's premises, and (vi) the tenant has executed and delivered an estoppel certificate and subordination, non-disturbance and attornment agreement to Lender, each in form and substance acceptable to Lender in Lender's sole discretion. As used herein, "Base Rent Divider" shall mean 7.6925%.

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          C.   Borrower is obligated to pay the cost of any third party
               consultants deemed necessary by Lender to review any of the foregoing.

     3. NO WAIVER. No delay or leniency of Lender in requiring strict performance of the terms and conditions hereof shall constitute a waiver of its rights hereunder.

     4. NO FURTHER PLEDGE OR ENCUMBRANCE. Borrower shall not, pledge, assign or grant any security interest in the Holdback or permit any lien or encumbrance to attach thereto or any UCC-1 Financing Statements, except those naming Lender as secured party, to be filed with respect thereto.

     5. INDEMNIFICATION. Borrower indemnifies and holds Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs or expenses; including litigation costs and attorneys fees, arising from or in any way connected with this Agreement, other than the gross negligence or willful misconduct of Lender.

     6. FEES AND EXPENSES. All costs and expenses incurred by Lender in connection with collecting and disbursing the Holdback pursuant to this Agreement, including attorney's fees and disbursements, shall be paid by Borrower.

     7.   MISCELLANEOUS.

          (a) AMENDMENTS. No amendment, modification or cancellation of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

          (b) HEADINGS. The Paragraph and Subparagraph headings hereof are inserted for convenience and reference only and shall not alter, define or be used in construing the text of such Paragraphs or Subparagraphs.

          (c) MEANING OF PARTICULAR TERMS. Whenever used, the singular number shall include the plural and the plural the singular, and pronouns of one gender shall include all genders; and the words "Borrower" and "Lender" shall include their respective heirs, personal representatives, successors and assigns.

          (d) GOVERNING LAW. JURISDICTION AND VENUE. This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Illinois without regard to conflict of laws principles.

          (e) INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall never the less remain effective and shall be enforced to the fullest extent permitted by applicable law, and in lieu such illegal or unenforceable provisions there shall be added automatically

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               as part of this Agreement a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

          (f) NO DELAY OR WAIVER. No delay on the part of the Lender in exercising any right hereunder or any failure to exercise the same shall operate as a waiver of such right; nor in any event shall any modification or waiver of the provisions hereof be effective unless in writing; nor shall any such waiver be applicable except in the specific instance for which given.

          (g) NOTICES. All notices or demands required or permitted under this Agreement shall be in writing and addressed as provided in the Mortgage.

          (h) BINDING EFFECT. This Agreement and all the covenants, promises and agreements contained herein shall be binding upon and inure to the benefit of the respective legal representatives, personal representatives, devisees, heirs, successors and assigns of the Borrower and Lender.

          (i) ENTIRE AGREEMENT. No oral understandings or agreements exist between the parties, all of which oral understandings or agreement are merged herein and of no further force and effect.

          (j) EXECUTION IN COUNTERPARTS. This Agreement may be executed, acknowledged and delivered in any number of counterparts and each such counterpart shall constitute an original, but together such counterparts shall constitute only one instrument.

                       [END OF TEXT, SIGNATURES NEXT PAGE]

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     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the day and year first above written.

                                  NEWMAN DEVELOPMENT GROUP OF
                                  GILROY, L.L.C., a California limited
                                  liability company


                                  By:      /s/ Marc Newman
                                        --------------------------------------
                                  Name:        Marc Newman
                                        --------------------------------------
                                  Its:         Member
                                        --------------------------------------


                                  IWEST GILROY, L.L.C., a Delaware
                                  limited liability company


                                  By:        /s/ Valerie Medina
                                        --------------------------------------
                                  Name:      Valerie Medina
                                        --------------------------------------
                                  Its:       Asst. Secretary
                                        --------------------------------------

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STATE OF New York )
                  ) SS
COUNTY OF Broome  )

     On June 29, 2004, before me, Howard M. Rittberg
                  (NAME, TITLE OF OFFICER. E.G., "JANE DOE, NOTARY PUBIC")

personally appeared Marc Newman
               (NAME(S) OF SIGNER(S))

     /X/  personally known to me -OR-

     / /  proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

     Witness my hand and official seal.


                                                   /s/ Howard M. Rittberg
                                                 ---------------------------
                                                       (Signature of Notary)


(SEAL)

My Commission expires:


           HOWARD M. RITTBERG
----------------------------------------
    Notary Public, State of New York
               No, 4623413
        Residing In Broome County
   My Commission Expires Aug. 31, 2007

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STATE OF Illinois )
                  ) SS
COUNTY OF Cook    )

     On June 29, 2004, before me, Elizabeth Ann Irving
                   (NAME, TITLE OF OFFICER. E.G., "JANE DOE, NOTARY PUBIC")

personally appeared Valerie Medina
                (NAME(S) OF SIGNER(S))

     /X/  personally known to me -OR-

     / /  proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

     Witness my hand and official seal.


                                                   /s/ Elizabeth Ann Irving
                                                   ------------------------
                                                      (Signature of Notary)


(SEAL)

My Commission expires:

 11-14-2004
-------------

             "OFFICIAL SEAL"
          ELIZABETH ANN IRVING
     NOTARY PUBLIC STATE OF ILLINOIS
    My Commission Expires 11/14/2004

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                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PREMISES

The land refereed to herein is situated in the City of Gilroy, County of Santa Clara, State of California, and is described as follows:

Parcel A:

Lots 2, 4, and 5, as shown on that certain map entitled "Tract No. 9401, Highway 152 Retail Center, Gilroy, California" filed for record in the office of the Recorder for the County of Santa Clara, State of California on August 16, 2002 in Book 751 of Maps, pages 10, 11, 12, 13, 14, and 15, Santa Clara County Records.

Parcel B:

A non-exclusive easement for ingress and egress over Lots 1 and 3 as shown on that certain map entitled "Tract No. 9401, Highway 152 Retail Center, Gilroy, California" filed for record in the office of the Recorder for the County of Santa Clara, State of California on August 16, 2002 in Book 751 of Maps, pages 10, 11, 12, 13, 14, and 15, Santa Clara County Records.

Parcel C:

A non-exclusive non-buildable structure easement over Lot 1 as shown on that certain map entitled "Tract No, 9401, Highway 152 Retail Center, Gilroy, California" filed for record in the office of the Recorder for the County of Santa Clara, State of California on August 16, 2002 in Book 751 of Maps, pages 10, 11, 12, 13, 14 and 15, Santa Clara County Records.

Parcel D:

Easements granted in that certain document entitled "Declaration of Covenants, Conditions and Restrictions and Grant of Reciprocal Easements" recorded August 16, 2002 as Instrument No. 16425383 of Official Records.

Parcel E:

Parcels 1, 2, and 3 as shown on that certain Parcel map entitled "PARCEL MAP, Southwest quadrant of the Pacheco Pass retail center, City of Gilroy...", filed for record in the office of the Recorder for the County of Santa Clara, State of California on June 25, 2002 in Book 761 of Maps, pages 52 and 53, Santa Clara County Records.

APN: 841-10-060; 841-18-059; 841-18-061; 841-18-062; 841-18-063; 841-18-064;
841-18-065; & 841-18-066